                                                                 Exhibit 10.4(C)

                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated
January 31, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-A Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as servicer and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2006-A Trust.

     WHEREAS, pursuant to (i) that certain Master Seller's Warranties and
Servicing Agreement, dated as of March 1, 2005 (as amended and restated on
December 1, 2005, the "MSWSA"), by and between Assignor, as purchaser, and Wells
Fargo Bank, as seller and servicer, (ii) the Master Mortgage Loan Purchase
Agreement, dated as of March 1, 2005 (as amended and restated on December 1,
2005, the "MMLPA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (iii) that certain Assignment and Conveyance Agreement, dated as of December 9, 2005, by and between Assignor and Wells Fargo Bank, and
(iv) that certain Assignment and Conveyance Agreement, dated as of December 29,
2005, by and between Assignor and Wells Fargo Bank (collectively, with the MSWSA and the MMLPA, the "Purchase and Servicing Agreements"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and
Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among
BAFC, the Master Servicer, the Securities Administrator and the Assignee,
pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing
Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The
Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933
(the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo
Bank shall recognize the Assignee as the owner of the Mortgage Loans.
Notwithstanding anything to the contrary contained in Section 9.01 of the MSWSA,
Wells Fargo Bank shall continue to service the Mortgage Loans pursuant to the
MSWSA, as modified by Section 7 of this Agreement, for the benefit of the
Assignee.

                                        2

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the MSWSA and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. [Reserved]

     6. In accordance with Sections 2.03 and 9.01 of the MSWSA, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 8 herein on or before the closing date of the related Securitization Transaction (as defined in the MSWSA).

     7. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the MSWSA:

     a.   Regarding the Regulation AB (as defined in the MSWSA) provisions set forth in the MSWSA, Wells Fargo Bank hereby agrees to comply with and provide, as mutually agreed upon between Wells Fargo Bank and the
          Master Servicer, the information required by the Master Servicer in order for the Master Servicer to agree to be obligated to file reports with the Commission on behalf of the related trust.

     b.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the fifth (5th) Business Day of each month, the
          Company shall furnish to the Purchaser (or any master servicer) a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
          Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit
          G-1 is limited to that which is readily available to the Company and is mutually agreed to by the Company and the Purchaser (or any master servicer)."

          The exhibits referenced in this Section 7 are attached to this
          Agreement as Exhibit B hereto.

     c.   Section 6.04. Section 6.04 is hereby modified by deleting the paragraph (i) in its entirety. In addition the phrases "the Purchaser and any Depositor" and "the Purchaser and such Depositor" are deleted and replaced with "the Master Servicer".

                                        3

     d.   Section 6.05. Section 6.05 is hereby modified by deleting the last sentence of such section in its entirety.

     e.   Section 6.06. Section 6.06 is hereby modified by deleting the pharses
          "the Purchaser and any Depositor" and "the Purchaser and such
          Depositor" are deleted and replaced with "the Master Servicer".

     f.   Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty":

          "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten)"

     g.   For purposes of clarification, the Servicing Fee Rate is equal to
          0.250% per annum.

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:

               U.S. Bank National Association
               209 S. LaSalle Street, Suite 300
               Chicago, Illinois 60604
               Attention: Structured Finance Trust Services, BAFC 2006-A

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

               Banc of America Funding Corporation
               214 North Tryon Street
               Charlotte, North Carolina 28255
               Attention: General Counsel and Chief Financial Officer

     9. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

               WELLS FARGO BANK, N.A.
               ABA# 121000248
               FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
               FFC TO: BAFC 2006-A # 50892300

     10. Wells Fargo Bank hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the
Pooling Agreement, and therefore has the right to enforce all obligations of
Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and
Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the
Purchase and Servicing Agreements to monitor and enforce the obligations of
Wells Fargo Bank thereunder, the right to terminate Wells Fargo Bank under the
Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Wells

                                        4

Fargo Bank under the Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to examine the books and records of Wells Fargo Bank, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo
Bank.

                               [Signatures Follow]

                                        5

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

Bank of America, National Association,   U.S. Bank National Association, as
as Assignor                              Assignee

By: /s/ Bruce W. Good                    By: /s/ Melissa A. Rosal
    ----------------------------------       -----------------------------------
    Name: Bruce W. Good                      Name: Melissa A. Rosal
    Title: Vice President                    Title: Vice President

Banc of America Funding Corporation      Wells Fargo Bank, N.A., as servicer

By: /s/ Scott Evans                      By: /s/ Lori Maller
    ----------------------------------       -----------------------------------
    Name: Scott Evans                        Name: Lori Maller
    Title: Senior Vice President             Title: Assistant Vice President

Acknowledged and Agreed as of the date first written above:

Wells Fargo Bank, N.A., as Master Servicer

By: /s/ Graham Oglesby
    ----------------------------------
Name: Graham Oglesby
Title: Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                       A-1

                                    EXHIBIT B

EXHIBIT G-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

-----------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                            DESCRIPTION                      DECIMAL     FORMAT COMMENT
-----------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer.  This may be different than the
                              LOAN_NBR
-----------------------------------------------------------------------------------------------------------
LOAN_NBR                      A unique identifier assigned to each loan
                              by the originator.
-----------------------------------------------------------------------------------------------------------
CLIENT_NBR                    Servicer Client Number
-----------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of
                              loans in their system.
-----------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME           First Name of the Borrower.
-----------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME            Last name of the borrower.
-----------------------------------------------------------------------------------------------------------
PROP_ADDRESS                  Street Name and Number of Property
-----------------------------------------------------------------------------------------------------------
PROP_STATE                    The state where the  property located.
-----------------------------------------------------------------------------------------------------------
PROP_ZIP                      Zip code where the property is located.
-----------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment                    MM/DD/YYYY
                              is due to the servicer at the end of
                              processing cycle, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------
LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was                   MM/DD/YYYY
                              filed.
-----------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was
                              filed.
-----------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR           The case number assigned by the court to
                              the bankruptcy filing.
-----------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE        The payment due date once the bankruptcy                     MM/DD/YYYY
                              has been approved by the courts
-----------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From                            MM/DD/YYYY
                              Bankruptcy. Either by Dismissal, Discharged
                              and/or a Motion For Relief Was Granted.
-----------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved                    MM/DD/YYYY
                              By The Servicer
-----------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A
                              Loan Such As;
-----------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is                        MM/DD/YYYY
                              Scheduled To End/Close
-----------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                              Completed
-----------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the                      MM/DD/YYYY
                              servicer with instructions to begin
                              foreclosure proceedings.
-----------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to                        MM/DD/YYYY
                              Pursue Foreclosure
-----------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in                  MM/DD/YYYY
                              a Foreclosure Action
-----------------------------------------------------------------------------------------------------------

                                       B-1

-----------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is                      MM/DD/YYYY
                              expected to occur.
-----------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT               The amount a property sold for at the               2        No commas(,) or
                              foreclosure sale.                                            dollar signs ($)
-----------------------------------------------------------------------------------------------------------
EVICTION_START_DATE           The date the servicer initiates eviction of                  MM/DD/YYYY
                              the borrower.
-----------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE       The date the court revokes legal possession                  MM/DD/YYYY
                              of the property from the borrower.
-----------------------------------------------------------------------------------------------------------
LIST_PRICE                    The price at which an REO property is               2        No commas(,) or
                              marketed.                                                    dollar signs ($)
-----------------------------------------------------------------------------------------------------------
LIST_DATE                     The date an REO property is listed at a                      MM/DD/YYYY
                              particular price.
-----------------------------------------------------------------------------------------------------------
OFFER_AMT                     The dollar value of an offer for an REO             2        No commas(,) or
                              property.                                                    dollar signs ($)
-----------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME               The date an offer is received by DA Admin                    MM/DD/YYYY
                              or by the Servicer.
-----------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE              The date the REO sale of the property is                     MM/DD/YYYY
                              scheduled to close.
-----------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                 Classification of how the property is
                              occupied.
-----------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.
-----------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE          The date a  property inspection is                           MM/DD/YYYY
                              performed.
-----------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                The date the appraisal was done.                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                 The current "as is" value of the property           2
                              based on brokers price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL             The amount the property would be worth if           2
                              repairs are completed pursuant to a
                              broker's price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------
IF APPLICABLE:
-----------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan
-----------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE            The circumstances which caused a borrower
                              to stop paying on a loan.  Code indicates
                              the reason why the loan is in default for
                              this cycle.
-----------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed                      MM/DD/YYYY
                              With Mortgage Insurance Company.
-----------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                     No commas(,) or
                                                                                           dollar signs ($)
-----------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed                    MM/DD/YYYY
                              Claim Payment
-----------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On           2        No commas(,) or
                              Claim                                                        dollar signs ($)
-----------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance                     MM/DD/YYYY
                              Company
-----------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance           2        No commas(,) or
                              Company                                                      dollar signs ($)
-----------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was                     MM/DD/YYYY
                              Issued By The Pool Insurer
-----------------------------------------------------------------------------------------------------------

                                       B-2

-----------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance              2        No commas(,) or
                              Company                                                      dollar signs ($)
-----------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                    2        No commas(,) or
                                                                                           dollar signs ($)
-----------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                     2        No commas(,) or
                                                                                           dollar signs ($)
-----------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                    2        No commas(,) or
                                                                                           dollar signs ($)
-----------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                     2        No commas(,) or
                                                                                           dollar signs ($)
-----------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans                    MM/DD/YYYY
                              Admin
-----------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim                      MM/DD/YYYY
                              Payment
-----------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim             2        No commas(,) or
                                                                                           dollar signs ($)
-----------------------------------------------------------------------------------------------------------

                                       B-3

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption

     o    BAP- Borrower Assistance Program

     o    CO- Charge Off

     o    DIL- Deed-in-Lieu

     o    FFA- Formal Forbearance Agreement

     o    MOD- Loan Modification

     o    PRE- Pre-Sale

     o    SS- Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown

                                       B-4

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

------------------------------------------------------------
DELINQUENCY CODE   DELINQUENCY DESCRIPTION
------------------------------------------------------------
       001         FNMA-Death of principal mortgagor
------------------------------------------------------------
       002         FNMA-Illness of principal mortgagor
------------------------------------------------------------
       003         FNMA-Illness of mortgagor's family member
------------------------------------------------------------
       004         FNMA-Death of mortgagor's family member
------------------------------------------------------------
       005         FNMA-Marital difficulties
------------------------------------------------------------
       006         FNMA-Curtailment of income
------------------------------------------------------------
       007         FNMA-Excessive Obligation
------------------------------------------------------------
       008         FNMA-Abandonment of property
------------------------------------------------------------
       009         FNMA-Distant employee transfer
------------------------------------------------------------
       011         FNMA-Property problem
------------------------------------------------------------
       012         FNMA-Inability to sell property
------------------------------------------------------------
       013         FNMA-Inability to rent property
------------------------------------------------------------
       014         FNMA-Military Service
------------------------------------------------------------
       015         FNMA-Other
------------------------------------------------------------
       016         FNMA-Unemployment
------------------------------------------------------------
       017         FNMA-Business failure
------------------------------------------------------------
       019         FNMA-Casualty loss
------------------------------------------------------------
       022         FNMA-Energy environment costs
------------------------------------------------------------
       023         FNMA-Servicing problems
------------------------------------------------------------
       026         FNMA-Payment adjustment
------------------------------------------------------------
       027         FNMA-Payment dispute
------------------------------------------------------------
       029         FNMA-Transfer of ownership pending
------------------------------------------------------------
       030         FNMA-Fraud
------------------------------------------------------------
       031         FNMA-Unable to contact borrower
------------------------------------------------------------
       INC         FNMA-Incarceration
------------------------------------------------------------

                                       B-5

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

--------------------------------------------------------
STATUS CODE   STATUS DESCRIPTION
--------------------------------------------------------
     09       Forbearance
--------------------------------------------------------
     17       Pre-foreclosure Sale Closing Plan Accepted
--------------------------------------------------------
     24       Government Seizure
--------------------------------------------------------
     26       Refinance
--------------------------------------------------------
     27       Assumption
--------------------------------------------------------
     28       Modification
--------------------------------------------------------
     29       Charge-Off
--------------------------------------------------------
     30       Third Party Sale
--------------------------------------------------------
     31       Probate
--------------------------------------------------------
     32       Military Indulgence
--------------------------------------------------------
     43       Foreclosure Started
--------------------------------------------------------
     44       Deed-in-Lieu Started
--------------------------------------------------------
     49       Assignment Completed
--------------------------------------------------------
     61       Second Lien Considerations
--------------------------------------------------------
     62       Veteran's Affairs-No Bid
--------------------------------------------------------
     63       Veteran's Affairs-Refund
--------------------------------------------------------
     64       Veteran's Affairs-Buydown
--------------------------------------------------------
     65       Chapter 7 Bankruptcy
--------------------------------------------------------
     66       Chapter 11 Bankruptcy
--------------------------------------------------------
     67       Chapter 13 Bankruptcy
--------------------------------------------------------

                                       B-6

EXHIBIT G-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

--------------------------------------------------------------------------------------------------------------------
COLUMN NAME              DESCRIPTION                                 DECIMAL   FORMAT COMMENT                    MAX
                                                                                                                SIZE
--------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer to                   Text up to 10 digits               20
                         define a group of loans.
--------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan             Text up to 10 digits               10
                         by the investor.
--------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the             Text up to 10 digits               10
                         Servicer.  This may be different than the
                         LOAN_NBR.
--------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the                  Maximum length of 30 (Last,        30
                         file. It is not separated by first and                First)
                         last name.
--------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled      2      No commas(,) or dollar signs       11
                         interest payment that a borrower is                   ($)
                         expected to pay, P&I constant.
--------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the      4      Max length of 6                     6
                         Servicer.
--------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the          4      Max length of 6                     6
                         service fee rate as reported by the
                         Servicer.
--------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as          4      Max length of 6                     6
                         reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as        2      No commas(,) or dollar signs       11
                         reported by the Servicer.                             ($)
--------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported        2      No commas(,) or dollar signs       11
                         by the Servicer.                                      ($)
--------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the           4      Max length of 6                     6
                         Servicer.
--------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to             4      Max length of 6                     6
                         calculate a forecasted rate.
--------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs       11
                         at the beginning of the processing cycle.             ($)
--------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs       11
                         at the end of the processing cycle.                   ($)
--------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle               MM/DD/YYYY                         10
                         that the borrower's next payment is due
                         to the Servicer, as reported by Servicer.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be             2      No commas(,) or dollar signs       11
                         applied.                                              ($)
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the              MM/DD/YYYY                         10
                         first curtailment amount.
--------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first          2      No commas(,) or dollar signs       11
                         curtailment amount, if applicable.                    ($)
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be            2      No commas(,) or dollar signs       11
                         applied.                                              ($)
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the              MM/DD/YYYY                         10
                         second curtailment amount.
--------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second         2      No commas(,) or dollar signs       11
                         curtailment amount, if applicable.                    ($)
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be             2      No commas(,) or dollar signs       11
                         applied.                                              ($)
--------------------------------------------------------------------------------------------------------------------

                                       B-7

--------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_3         The curtailment date associated with the              MM/DD/YYYY                         10
                         third curtailment amount.
--------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third          2      No commas(,) or dollar signs       11
                         curtailment amount, if applicable.                    ($)
--------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as              2      No commas(,) or dollar signs       11
                         reported by the Servicer.                             ($)
--------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the              MM/DD/YYYY                         10
                         Servicer.
--------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to                Action Code Key:                    2
                         indicate the default/delinquent status of             15=Bankruptcy, 30=Foreclosure,
                         a particular loan.                                    60=PIF, 63=Substitution,
                                                                               65=Repurchase, 70=REO
--------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as       2      No commas(,) or dollar signs       11
                         reported by the Servicer.                             ($)
--------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount,      2      No commas(,) or dollar signs       11
                         if applicable.                                        ($)
--------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if            2      No commas(,) or dollar signs       11
                         applicable.                                           ($)
--------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a        2      No commas(,) or dollar signs       11
                         loss, if applicable.                                  ($)
--------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal            2      No commas(,) or dollar signs       11
                         amount due at the beginning of the cycle              ($)
                         date to be passed through to investors.
--------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to         2      No commas(,) or dollar signs       11
                         investors at the end of a processing                  ($)
                         cycle.
--------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as              2      No commas(,) or dollar signs       11
                         reported by the Servicer for the current              ($)
                         cycle -- only applicable for
                         Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less       2      No commas(,) or dollar signs       11
                         the service fee amount for the current                ($)
                         cycle as reported by the Servicer -- only
                         applicable for Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by       2      No commas(,) or dollar signs       11
                         the Servicer for the current reporting                ($)
                         cycle -- only applicable for
                         Actual/Actual Loans.
--------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the      2      No commas(,) or dollar signs       11
                         service fee amount for the current                    ($)
                         reporting cycle as reported by the
                         Servicer -- only applicable for
                         Actual/Actual Loans.
--------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a             2      No commas(,) or dollar signs       11
                         borrower prepays on his loan as reported              ($)
                         by the Servicer.
--------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the          2      No commas(,) or dollar signs       11
                         loan waived by the servicer.                          ($)
--------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the                     MM/DD/YYYY                         10
                         Modification for the loan.
--------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                Varchar - value can be alpha       30
                                                                               or numeric
--------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and          2      No commas(,) or dollar signs       11
                         interest advances made by Servicer.                   ($)
--------------------------------------------------------------------------------------------------------------------

                                       B-8

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

               The numbers on the form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1.   The Actual Unpaid Principal Balance of the Mortgage Loan. For
          documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2.   The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3.   Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

     13.  The total of lines 1 through 12.

     Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.
          If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.  The total of lines 14 through 21.

     Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23.  The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                       B-9

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.

                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________               Date: ________________
Phone: ______________________   Email Address: _____________________

-----------------   -------------   ----------------
Servicer Loan No.   Servicer Name   Servicer Address

-----------------   -------------   ----------------

WELLS FARGO BANK, N.A. Loan No. ________________________________________________
Borrower's Name: _______________________________________________________________
Property Address: ______________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)    Actual Unpaid Principal Balance of Mortgage Loan   $________________(1)
(2)    Interest accrued at Net Rate                       _________________(2)
(3)    Accrued Servicing Fees                             _________________(3)
(4)    Attorney's Fees                                    _________________(4)
(5)    Taxes                                              _________________(5)
(6)    Property Maintenance                               _________________(6)
(7)    MI/Hazard Insurance Premiums                       _________________(7)
(8)    Utility Expenses                                   _________________(8)
(9)    Appraisal/BPO                                      _________________(9)
(10)   Property Inspections                               ________________(10)
(11)   FC Costs/Other Legal Expenses                      ________________(11)
(12)   Other (itemize)                                    $_______________(12)
          Cash for Keys _______________________________   ________________
          HOA/Condo Fees ______________________________   ________________
          _____________________________________________   ________________
          _____________________________________________   ________________
          TOTAL EXPENSES                                  $_______________(13)
CREDITS:
(14)   Escrow Balance                                     $_______________(14)
(15)   HIP Refund                                         ________________(15)

                                      B-10

(16)   Rental Receipts                                    ________________(16)
(17)   Hazard Loss Proceeds                               ________________(17)
(18)   Primary Mortgage Insurance Proceeds                ________________(18)
(19)   Pool Insurance Proceeds                            ________________(19)
(20)   Proceeds from Sale of Acquired Property            ________________(20)
(21)   Other (itemize)                                    ________________(21)
       ________________________________________________   ________________
       ________________________________________________   ________________
       TOTAL CREDITS                                      $_______________(22)
       TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)            $_______________(23)

                                      B-11

                                   APPENDIX I

                        Purchase and Servicing Agreements

                                [Attached hereto]